EXHIBIT 10.40

                  AMENDMENT NUMBER TWO TO TERM LOAN AGREEMENT

AMENDMENT AGREEMENT made as of the 27th day of June, 1996, by and among:

     (1) INTERPOOL, INC. a Delaware corporation ("Interpool");

     (2) INTERPOOL LIMITED, a Barbados corporation ("Ltd.");

     (3) INTERPOOL FINANCE CORP., a Cayman Islands corporation ("Corp." and together with Interpool and Ltd., each a "Borrower" and collectively, the "Borrowers");

     (4) * (and each a "Bank" and collectively the "Banks"); and

     (5) * , in its capacity as agent for the Banks under the Term Loan Agreement (as defined below) (hereinafter referred to in such capacity as the "Agent").

     WHEREAS:

     A. The Borrowers, the Banks and the Agent are parties to a Term Loan Agreement dated as of March 28, 1996 as amended by Amendment Number One dated April 11, 1996 pursuant to which, inter alia, the Banks agreed to loan to the Borrowers an aggregate principal amount of $80,000,000 (the "Term Loan Agreement" and the "Facility");

     B. The parties hereto wish to amend certain provisions contained in the Term Loan Agreement;

     C. All capitalized terms which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Term Loan Agreement;

     D. Section 10.1 of the Term Loan Agreement requires, inter alia, that certain amendments to the Term Loan Agreement, as specified in said section, be signed by the Required Banks; and

     E. The Banks signatory hereto constitute the Required Banks;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

* Confidential Treatment Requested

I. AMENDMENT OF THE TERM LOAN AGREEMENT

     The Term Loan Agreement is hereby amended as follows:

     1.1 The references to 75% in Section 7.18(c) shall each be amended to read 70%.

II. PROVISIONS OF GENERAL APPLICATION

     2.1 Headings have been inserted herein for convenience of reference only and shall not be deemed to be a part of this Amendment Agreement.

     2.2 On and after the date hereof, each reference in the Term Loan Agreement to "the Term Loan Agreement", "this Agreement", "hereof", "herein" or words of like import, and each such reference to the Term Loan Agreement in the other Loan Documents, shall mean and be a reference to the Term Loan Agreement as amended hereby.

     2.3 Except as specifically amended and as otherwise agreed herein, the Term Loan Agreement shall remain in full force and effect in accordance with its Terms.

     2.4 The Borrowers hereby represent and warrant that as of the date hereof, both before and after giving effect to the Amendment Agreement: (A) the representations and warranties in the Term Loan Agreement are true and correct as if made on and as of the date hereof; and (B) no Default or Event of Default under the Term Loan Agreement has occurred and is existing.

     2.5 This Amendment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     2.6 This Amendment Agreement shall be effective when signed by the Borrowers and the Required Banks. This Amendment Agreement may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Amendment Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by all the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date first set forth above.


                                        BORROWERS:
                                        ----------

                                        INTERPOOL, INC.

                                        By/s/Richard W. Gross
                                          -------------------
                                        Name: Richard W. Gross
                                        Title: Senior Vice President

                                        INTERPOOL LIMITED

                                        By/s/Richard W. Gross
                                          -------------------
                                        Name: Richard W. Gross
                                        Title: Senior Vice President

                                        INTERPOOL FINANCE CORP.

                                        By/s/Frank Sellier
                                          -------------------
                                        Name: Frank Sellier
                                        Title: President

                                        AGENT:
                                        ------

                                        *

                                        By_______________________
                                        Name: *
                                        Title: Vice President

* Confidential Treatment Requested

                                        BANKS:
                                        ------

                                        *

                                        By_________________________________
                                        Name:  *
                                        Title: *

                                        *

                                        By_________________________________
                                        Name:
                                        Title:

                                        *

                                        By_________________________________
                                        Name:
                                        Title:

                                        *

                                        By_________________________________
                                        Name:
                                        Title:

                                        *

                                        By_________________________________
                                        Name:
                                        Title:

* Confidential Treatment Requested